Exhibit 10.5






                                December 22, 1999



Apple Suites, Inc.
306 East Main Street
Richmond, Virginia 23219

Attention:        Mr. Glade M. Knight

      Re: Closing of Buyer's Purchase of Jackson, Mississippi Homewood Suites' Hotel pursuant to Agreement of Sale dated as of November 22, 1999 by and between the undersigned and you (the "Purchase Agreement"; capitalized terms not otherwise defined herein shall have the meanings ascribed to such terms in the Purchase Agreement)

Gentlemen:

                  Each of the undersigned and you hereby agree that (i) the Management Agreement of even date herewith, or any other Management Agreements hereafter entered into pursuant to the Purchase Agreement, in each case between Promus and Lessee, shall not be interpreted to require any proceeds of financing or refinancing of the respective Property to be included in the "Gross Revenues" of such Property for purposes of deposits into the Reserve Fund, or amounts that may be spent by Manager for capital expenditures in the event of disputes regarding Capital Budgets, pursuant to such Management Agreements, and (ii) the Purchase Agreement is hereby amended so to provide. All capitalized terms used in the foregoing sentence and not otherwise defined herein are used therein as defined in such Management Agreements.

                  Except as expressly provided herein, the Purchase Agreement shall continue in full force and effect among the parties hereto.

                  Please indicate your agreement to the foregoing by signing in the space provided below.

                              Very truly yours,

                              HAMPTON INNS, INC. , successor-by-
                              merger to Homewood Suites Equity
                              Development Corp.


                              By   /s/ Joseph P. Pidkowicz
                                   -------------------------------------

                                   Name:  Joseph P. Pidkowicz

                                   Title: Vice President



                              PROMUS HOTELS FLORIDA, INC.



                               By   /s/ W. Steven Standefer
                                   -------------------------------------

                                   Name:  W. Steven Standefer

                                   Title: Vice President and Assistant Treasurer



                              PROMUS HOTELS, INC.



                              By   /s/ Joseph P. Pidkowicz
                                   -------------------------------------

                                   Name:  Joseph P. Pidkowicz

                                   Title: Vice President

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

Accepted and agreed to this ______

day of December, 1999.



APPLE SUITES, INC.,

a Virginia corporation



By:   /s/ Glade M. Knight
     ---------------------------------
     Name:  Glade M. Knight

     Title: President








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